UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2022

Apollo Realty Income Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-264456	87-2557571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Apollo Global Management, Inc. 9 West 57th Street, 42nd Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 515-3200

N/A

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Definitive Material Agreement.

Apollo Realty Income Solutions, Inc. (the “Company”) has amended its registration statement on Form S-11 (the “Amended Registration Statement”) to include three additional classes of its common stock, par value $0.01 per share (“Common Stock”): Class A-I common stock (“Class A-I shares”), Class A-II common stock (“Class A-II shares”) and Class A-III common stock (“Class A-III shares” and together with Class A-I shares and Class A-II shares, the “anchor shares”). The Amended Registration Statement was declared effective by the SEC on November 22, 2022. In connection with the Amended Registration Statement, the Company amended certain agreements and other documents, a summary of which is set forth herein.

Second Articles of Amendment and Restatement

On November 22, 2022, the Company filed the Second Articles of Amendment and Restatement (the “Second Articles of Amendment and Restatement”) with the State Department of Assessments and Taxation of Maryland, which Second Articles of Amendment and Restatement were immediately effective. The Second Articles of Amendment and Restatement were filed to make certain updates to the previous Articles of Amendment and Restatement, including reflecting the anchor shares in the total number of shares of stock which the Company has authority to issue.

Amended and Restated Dealer Manager Agreement and Form of Selected Dealer Agreement

On November 22, 2022, the Company entered into an Amended and Restated Dealer Manager Agreement (the “Amended and Restated Dealer Manager Agreement”) with Apollo Global Securities, LLC (the “Dealer Manager”). The Amended and Restated Dealer Manager Agreement modifies the previous Dealer Manager Agreement dated June 29, 2022 to reflect the addition of the anchor shares.

Corresponding updates and other changes have been made to the associated Form of Selected Dealer Agreement, which is filed as Exhibit 1.2 hereto and incorporated by reference herein.

Amended and Restated Advisory Agreement

On November 22, 2022, the Company entered into an Amended and Restated Advisory Agreement (the “Amended and Restated Advisory Agreement”) by and among the Company, ARIS Operating Partnership L.P. (the “Operating Partnership”) and ARIS Management, LLC (the “Adviser”). The Amended and Restated Advisory Agreement modifies the previous Advisory Agreement dated June 29, 2022 to reflect the addition of the anchor shares and the different management fees associated with them as described below.

The Company will pay the Adviser a management fee equal to 1.00% of the net asset value (“NAV”) for each class of the anchor shares per annum payable monthly; provided that, for the period from January 1, 2023 through June 30, 2026, this management fee will be reduced to 0.92% of NAV for Class A-II shares per annum payable monthly; and provided further that, for the period from January 1, 2023 through December 31, 2026, this management fee will be reduced to 0.85% of NAV for Class A-III shares per annum payable monthly.

The Operating Partnership will pay the Adviser a management fee equal to 1.00% of the NAV of the Operating Partnership attributable to Class A-I limited partnership units (“Class A-I units”), Class A-II limited partnership units (“Class A-II units”) and Class A-III limited partnership units (“Class A-III units”) of the Operating Partnership (“Operating Partnership units”) then outstanding held by unitholders other than the Company; provided that, for the period from January 1, 2023 through June 30, 2026, this management fee will be reduced to 0.92% of the NAV of the Operating Partnership attributable to Class A-II units then outstanding held by unitholders other than the Company; provided further that, for the period from January 1, 2023 through December 31, 2026, this management fee will be reduced to 0.85% of the NAV of the Operating Partnership attributable to Class A-III units then outstanding held by unitholders other than the Company.

Amended and Restated Limited Partnership Agreement of the Operating Partnership

On November 22, 2022, the Operating Partnership entered into an Amended and Restated Limited Partnership Agreement (the “Amended and Restated Limited Partnership Agreement”) by and among the Company, as general partner, the Operating Partnership, ARIS Special Limited Partner, LLC (the “Special Limited Partner”), a Delaware limited liability company, and the other limited partners party thereto from time to time. The Amended and Restated Limited Partnership Agreement modifies the previous Limited Partnership Agreement to reflect the addition of Class A-I units, Class A-II units and Class A-III units. The Special Limited Partner will not be entitled to any Performance Allocation (as defined therein) with respect to Class A-I units, Class A-II units and Class A-III units.

Amended and Restated Escrow Agreement

On November 22, 2022, the Company entered into an Amended and Restated Escrow Agreement (the “Amended and Restated Escrow Agreement”) by and among the Company, the Operating Partnership, the Dealer Manager, and UMB Bank, N.A., as escrow agent (the “Escrow Agent”). The Amended and Restated Escrow Agreement modifies the previous Escrow Agreement to reflect the addition of the anchor shares, Class E common stock and the Operating Partnership units, whether in the current public offering or a separate private offering, in the classes of securities, subscription orders of which will count toward the minimum offering requirement of the Company’s current public offering.

Amended and Restated 2022 Equity Incentive Plan

On September 16, 2022, the Company’s board of directors (the “Board”) adopted, and on November 22, 2022, the Company’s sole stockholder approved, the Amended and Restated 2022 Equity Incentive Plan (the “Amended and Restated Plan”), which the Company may use to attract and retain directors, officers, employees and consultants. The Amended and Restated Plan, which was effective immediately upon adoption by the Board and the approval by the Company’s sole stockholder, modifies the previous 2022 Equity Incentive Plan solely to include the anchor shares in its definition of Common Stock.

OP Unit Subscription Agreement

The information set forth in Item 3.02 relating to the OP Unit Subscription Agreement (as defined below) is incorporated by reference herein.

The foregoing description of the amendments to certain agreements and other documents does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements and other documents, copies of which are filed as Exhibits 1.1, 1.2, 3.1, and 10.1 through 10.4 hereto and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

On November 29, 2022, the Company entered into an OP Unit Subscription Agreement (“the OP Unit Subscription Agreement”) with Apollo Aligned Alternatives, L.P., an affiliate of Apollo Global Management, Inc. (the “Subscriber”), to issue 5,000,000 Class A-I units for the aggregate consideration of $100 million. The Class A-I units are exchangeable for cash, or at the election of the Company, into Class A-I shares on a one-for-one basis after holding such Class A-I units for one year (or such shorter period as consented to by the Company in its sole discretion), subject to the terms of the Amended and Restated Limited Partnership Agreement. The Company expects to issue the Class A-I units to the Subscriber on or around the date the Company breaks escrow for its current public offering. The offer and sale of Class A-I units to the Subscriber is exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereof.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 relating to the Second Articles of Amendment and Restatement is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 22, 2022, Apollo ARIS Holdings LLC, the Company’s sole stockholder, acted by written consent to approve certain amendments to the Amended and Restated Plan and to approve the Second Articles of Amendment and Restatement. These items were acted upon as described further in Item 1.01 above.

Item 8.01	Other Events.

Effective November 22, 2022, the Board amended the Company’s Share Repurchase Plan (the “Amended and Restated Share Repurchase Plan”) to reflect the addition of the anchor shares.

Effective November 22, 2022, the Board amended the Company’s Distribution Reinvestment Plan (the “Amended and Restated Distribution Reinvestment Plan”) to reflect the addition of the anchor shares.

The foregoing description of the Amended and Restated Share Repurchase Plan and the Amended and Restated Distribution Reinvestment Plan does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Share Repurchase Plan and the Amended and Restated Distribution Reinvestment Plan, copies of which are filed as Exhibits 4.1 and 4.2 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

1.1	Amended and Restated Dealer Manager Agreement

1.2	Form of Selected Dealer Agreement

3.1	Second Articles of Amendment and Restatement

4.1	Amended and Restated Share Repurchase Plan

4.2	Amended and Restated Distribution Reinvestment Plan

10.1	Amended and Restated Advisory Agreement

10.2	Amended and Restated Limited Partnership Agreement

10.3	Amended and Restated Escrow Agreement

10.4	Amended and Restated 2022 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Realty Income Solutions, Inc.

By:	/s/ John Calace
Name: John Calace
Title: Chief Financial Officer, Treasurer and Secretary

Date: November 29, 2022